As filed with the Securities and Exchange Commission on June 26, 2000

                                                          Registration No.

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                    FORM S-8
                             REGISTRATION STATEMENT

                        Under The Securities Act of 1933

                           IKON OFFICE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

         OHIO                                        23-0334400
(State or other jurisdiction of        (I.R.S. Employer Identification No.)
incorporation or organization)

                          -----------------------------
                                  P.O. Box 834
                        Valley Forge, Pennsylvania 19482
               (Address of Principal Executive Offices) (Zip Code)
                          -----------------------------
                           IKON OFFICE SOLUTIONS, INC.
                1993 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                          -----------------------------
                                   Don H. Liu
              Senior Vice President, General Counsel and Secretary
                           IKON Office Solutions, Inc.
                                     Box 834
                        Valley Forge, Pennsylvania 19482
                     (Name and address of agent for service)
                                 (610) 296-8000
          (Telephone number, including area code, of agent for service)
                       -----------------------------------
                         CALCULATION OF REGISTRATION FEE

                                                   Proposed Maximum             Proposed Maximum
Title of securities         Amount to be           Offering price per           Aggregate offering        Amount of
To be registered             registered                  unit*                         price            registration fee
Common stock                  123,420                    $5.16                     $636,847.20            $168.13
without
par value**
---------

*Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(c).
**This Registration Statement relates to Registration Statement No. 33-55096 and is being filed pursuant to General Instruction E of Form S-8 in order to register additional securities of the same class as other securities for which a registration statement file on this form relating to the same employee benefit plan is effective.

         On November 23, 1992, the Registrant filed a Registration Statement on Form S-8, Registration Statement No. 33-55096 to register 50,000 shares of common stock, no par value (the "Common Stock") which were issuable under the Registrant's 1993 Stock Option Plan for Non-Employee Directors (the "Plan"). The contents of Registration Statement No. 33-55096 are incorporated by reference in this Registration Statement. The Registrant is now filing this separate Registration Statement to register an additional 123,420 shares of Common Stock ("Registrant Statement") which may be issued under the Plan.


Item 8.  Exhibits

         (4.1) Amended and Restated Rights Agreement, dated as of June 18, 1997 between Registrant and National City Bank, filed on June 18, 1997 as Exhibit 1 to Registrant's Report on Form 8-K, is incorporated herein by reference.

         (5)      Opinion of Don H. Liu re: legality.

         (23)     Consent of Independent Auditors.

         (24)     Powers of Attorney.

         (24.1)   Certification of Board Resolution re: Power of Attorney.

         (99.1) IKON Office Solutions, Inc. 1993 Stock Option Plan for Non-Employee Directors (the "Plan"), filed as Exhibit 4 to Registration Statement Number 33-55096, is incorporated herein by reference.

                                   SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933 ("Securities Act"), the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Malvern, Pennsylvania, on the 23rd day of June 2000.


                                  IKON OFFICE SOLUTIONS, INC.




Date:    June 26, 2000            By:     /s/WILLIAM S. URKIEL
                                  ----------------------------------------------
                                          (William S. Urkiel)
                                  Title:  Senior Vice President and
                                          Chief Financial Officer
                                          (Principal Financial Officer)



         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


     Signature                         Title                           Date

/s/ JAMES J. FORESE          Chairman and Chief Executive         June 26, 2000
-----------------------      Officer (Principal Executive
   (James J. Forese)         Officer)



/s/ WILLIAM S. URKIEL        Senior Vice President and            June 26, 2000
-----------------------      Chief Financial Officer
(William S. Urkiel)          (Principal Financial Officer)



/s/CARLYLE SINGER            Controller                           June 26, 2000
-----------------------      (Principal Accounting Officer)
(Carlyle Singer)

     Signature                         Title                           Date



*JUDITH M.  BELL                    Director                      June 26, 2000
-----------------------------
     (Judy Bell)


*JAMES R. BIRLE                     Director                      June 26, 2000
-----------------------------
     (James R. Birle)


*PHILIP E. CUSHING                  Director                      June 26, 2000
-----------------------------
     (Philip E. Cushing)


*RICHARD A. JALKUT                  Director                      June 26, 2000
-----------------------------
     (Richard A. Jalkut)


*ROBERT M. FUREK                    Director                      June 26, 2000
-----------------------------
     (Robert M. Furek)


*ARTHUR E. JOHNSON                  Director                      June 26, 2000
-----------------------------
     (Arthur E. Johnson)


*THOMAS R. GIBSON                   Director                      June 26, 2000
-----------------------------
     (Thomas R. Gibson)


*KURT M. LANDGRAF                   Director                      June 26, 2000
-----------------------------
     (Kurth M. Landgraf)


         *By his signature set forth below, Don H. Liu, pursuant to duly executed Powers of Attorney duly filed with the Securities and Exchange Commission, has signed this Registration Statement on behalf of the persons whose signatures are printed above, in the capacities set forth opposite their respective names.




         /s/ DON H. LIU                                           June 26, 2000
---------------------------
         (Don H. Liu)